                               RETAIL CLASSES OF

                               AIM BLUE CHIP FUND
                                AIM CHARTER FUND
                              AIM WEINGARTEN FUND
                             AIM CONSTELLATION FUND
                           AIM AGGRESSIVE GROWTH FUND
                          AIM CAPITAL DEVELOPMENT FUND

                             (Series Portfolios of
                            AIM EQUITY FUNDS, INC.)

                    Supplement dated November 5, 1996 to the
                      Statement of Additional Information
                            dated September 23, 1996


On November 4, 1996, A I M Management Group Inc. ("AIM Management") announced that it had entered into an Agreement and Plan of Merger among INVESCO plc ("INVESCO"), INVESCO Group Services Inc. and AIM Management, pursuant to which AIM Management will be merged with INVESCO Group Services Inc. Subject to a number of conditions being met, it is currently anticipated that the transaction will occur in the early part of 1997. The Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is a wholly owned subsidiary of AIM Management.

The proposed transaction may be deemed to cause an "assignment" (as that term is defined under the Investment Company Act of 1940 (the "1940 Act")) of the investment advisory agreement between the Fund and AIM. Under the 1940 Act and the investment advisory agreement, an assignment results in the automatic termination of the investment advisory agreement. The completion of the transaction is contingent upon, among other things, the approval of both the Board of Directors of the Fund and the shareholders of the Fund of a new investment advisory agreement between the Fund and AIM. Management of the Fund anticipates that the essential terms of the new investment advisory agreement, including the investment advisory fees, would be the same as those under the current investment advisory agreement between the Fund and AIM. It is also anticipated that the investment advisory personnel responsible for the Fund will remain unchanged.